SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2002

CHITTENDEN CORPORATION
(Exact name of Registrant as specified in charter)

Vermont	0-7974	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events

A copy of the quarterly earnings release and attached financial statements is attached as an exhibit to this Form 8-K. Also attached is a copy of the quarterly comparative financial statements as an exhibit to this Form 8-K.

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INDEX TO EXHIBITS

Exhibit Number		Page Number

(28)	Additional Exhibits	5

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION (Registrant)

BY:	/s/ F. SHELDON PRENTICE
Senior Vice President, General Counsel and Secretary
DATE: July 18, 2002

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